SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  May 31, 2002


                             STILWELL FINANCIAL INC.

               (Exact name of company as specified in its charter)


            DELAWARE                    001-15253                 43-1804048
-------------------------------   --------------------    ----------------------
  (State or other jurisdiction      (Commission file            (IRS Employer
         of incorporation)                number)         Identification Number)


            920 Main Street, 21st Floor, Kansas City, Missouri 64105
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:
                                (816) 218 - 2400


                                 Not Applicable
          (Former name or former address if changed since last report)

Item 5.           Other Events

Intangible Assets and Goodwill Supplementary Information

Stilwell Financial Inc. ("Stilwell" or the "Company") records and reports its intangible assets and goodwill pursuant to Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets" ("FAS 142"). Stilwell adopted in 2001 the provisions of FAS 142 for acquisitions that occurred on or after July 1, 2001. With respect to transactions occurring prior to July 1, 2002, FAS 142 was adopted on January 1, 2002.

To provide a basis for comparison to the amortization totals expected to occur during 2002 and beyond, currently estimated to be approximately $5.4 million annually, the following tables summarize the impact of the adoption of FAS 142 on prior year amounts (in millions, except per share data):

                                                                Year ended December 31,
                                              -------------------------------------------------------------
                                                    1999                 2000                   2001
                                              ----------------     ----------------     -------------------
     Reported net income                          $     313.1          $   663.7            $   302.3
     Identified intangible asset amortization             3.9                5.1                 27.5
     Goodwill amortization                                5.8                6.3                 24.8
                                              ----------------     ----------------     -------------------
     Adjusted net income                          $     322.8          $   675.1            $   354.6
                                              ================     ================     ===================


                                                                Year ended December 31,
                                              -------------------------------------------------------------
                                                   1999                 2000                   2001
                                              ----------------     ----------------     -------------------
   Basic Earnings per share:
     Reported net income                          $     1.40           $    2.98            $    1.37
     Identified intangible asset amortization           0.02                0.02                 0.13
     Goodwill amortization                              0.03                0.03                 0.11
                                              ----------------     ----------------     -------------------
     Adjusted net income                          $     1.45           $    3.03            $    1.61
                                              ================     ================     ===================


                                                                Year ended December 31,
                                              -------------------------------------------------------------
                                                   1999                 2000                   2001
                                              ----------------     ----------------     -------------------
   Diluted Earnings per share:
     Reported net income                          $     1.38           $    2.90            $    1.31
     Identified intangible asset amortization           0.02                0.02                 0.12
     Goodwill amortization                              0.03                0.03                 0.11
                                              ----------------     ----------------     -------------------
     Adjusted net income                          $     1.43           $    2.95            $    1.54
                                              ================     ================     ===================

Janus Capital Management LLC Operating Agreement

Attached under Item 7, as Exhibit 10.1, is the Limited Liability Company Agreement of Janus Capital Management LLC, dated as of April 1, 2002.




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



Item 7.           Financial Statements and Exhibits

(c)              Exhibits

                 Exhibit No.               Document
                    (10)               Material Contracts

                    10.1 Limited Liability Company Agreement of Janus Capital Management LLC, dated as of April 1, 2002


                    (99)               Additional Exhibits


                    99.1 News release issued by Stilwell Financial Inc., dated June 3, 2002, reporting Stilwell's preliminary assets under management as of May 31, 2002 and average assets under management for the two and five months ended May 31, 2002, is attached hereto as Exhibit 99.1.




Item 9.           Regulation FD Disclosure

            Stilwell is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Stilwell news release, dated June 3, 2002, that reports Stilwell's preliminary assets under management as of May 31, 2002 and average assets under management for the two and five months ended May 31, 2002.


            The information in this Current Report on Form 8-K under Item 9, including the related exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.



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



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Stilwell Financial Inc.


Date: June 7, 2002                   By:        /s/  Douglas E. Nickerson
                                        ----------------------------------------
                                                  Douglas E. Nickerson
                                        Vice President, Controller and Treasurer
                                             (Principal Accounting Officer)



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